                                   FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934


                        Date of Report: October 8, 1997


               American Builders & Contractors Supply Co., Inc.
               ------------------------------------------------
            (Exact name of registrant as specified in its charter)


Delaware                           333-26991                    39-1413708
-----------------                  ---------                   -------------
(State or other                 (Commission File               (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)

                      One ABC Parkway, Beloit, Wisconsin
                      ----------------------------------
                   (Address of principal executive offices)

                                     53511
                                     -----
                                  (Zip Code)


Registrant's telephone number, including area code: 608-362-7777


                                Not Applicable
                                --------------
            (Former name or address, if changed since last report)

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Item 5:   Other Events.
------    ------------

          On October 8, 1997, the Company issued a press release regarding a pending acquisition. A copy of this press release is attached hereto as Exhibit
99.1 and is hereby incorporated by reference.

Item 7:   Financial Statements and Exhibits.
------    ---------------------------------

          (c)  Exhibits
               --------

               Item      Exhibit Index
               ----      -------------

               99.1      Press release dated October 8, 1997.

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                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 10, 1997

                              American Builders & Contractors
                              Supply Co., Inc.



                              By: /s/ Kendra A. Story
                                  -------------------
                                  Kendra A. Story
                                  Chief Financial Officer

                                      -3-
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                                 Exhibit Index
                                 -------------


Exhibit                                           Page
-------                                           ----

  99.1     Press Release dated October 8, 1997     1


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